                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant / /
Filed by a Party other than the Registrant /X/

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ /  Confidential, For Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/X/  Soliciting Material Under Rule 14a-12

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             WARREN G. LICHTENSTEIN
                            WEBFINANCIAL CORPORATION
                              HENRY PARTNERS, L.P.
                             MATTHEW PARTNERS, L.P.
                          HENRY INVESTMENT TRUST, L.P.
                             CANINE PARTNERS, L.L.C.
                                 DAVID W. WRIGHT
                               GERALD M. CZARNECKI
                               SUZANNE M. HOPGOOD
                               ------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of each  class  of  securities  to which  transaction  applies:  Not applicable
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies: Not applicable
--------------------------------------------------------------------------------
(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction: Not applicable
--------------------------------------------------------------------------------
(5)  Total fee paid: Not applicable

/ /  Fee paid previously with preliminary materials.

/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid: Not applicable
--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.: Not applicable
--------------------------------------------------------------------------------
(3) Filing Party: Not applicable
--------------------------------------------------------------------------------
(4) Date Filed: Not applicable
--------------------------------------------------------------------------------

                                        2

            Steel Partners II, L.P.  ("Steel") is filing materials  contained in this Schedule 14A with the Securities and Exchange Commission in connection with a possible solicitation of proxies in support of the election of the nominees of
Steel to the Board of Directors of Del Global Technologies Corp. (the "Company")
at the 2003 annual meeting of the  stockholders  of the Company  scheduled to be held on May 14, 2003, or any other meeting of stockholders held in lieu thereof, and any adjournments,  postponements, rescheduling or continuations thereof (the
"Annual Meeting").

            Item 1: On March 26, 2003,  Steel delivered the following  letter to the Corporate  Secretary of the Company  nominating  David W. Wright,  Gerald M.
Czarnecki  and  Suzanne  M.  Hopgood  as  directors  to be elected at the Annual
Meeting:

                             STEEL PARTNERS II, L.P.
                        150 EAST 52ND STREET, 21ST FLOOR
                            NEW YORK, NEW YORK 10022

                                                                  March 26, 2003

BY FACSIMILE AND FEDERAL EXPRESS

Del Global Technologies Corp.
One Commerce Park
Valhalla, NY  10595
Attention: Corporate Secretary

   Re:  Notice of Intention to Nominate Individuals for Election as Directors at
        the 2003 Annual Meeting of Stockholders of Del Global Technologies Corp.
        ------------------------------------------------------------------------

Ladies and Gentlemen:

            This letter shall serve to satisfy the advance  notice  requirements of Article II,  Section 13 of the Amended and Restated  Bylaws (the "Bylaws") of
Del Global  Technologies  Corp.  ("Del  Global") as to the  nomination  by Steel
Partners  II,  L.P.,  a Delaware  limited  partnership  ("Steel"),  of three (3)
nominees  for  election to the Board of Directors of Del Global (the "Del Global
Board") at the 2003 annual meeting of stockholders of Del Global scheduled to be held on May 14, 2003, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (the
"Annual Meeting").

            This  letter  and all  Exhibits  attached  hereto  are  collectively referred to as the "Notice." Steel is the beneficial  owner of 903,216 shares of common stock, $.10 par value per share (the "Common Stock"),  of Del Global (not including shares of Common Stock  beneficially owned by the other parties to the
Joint Filing  Agreement,  as defined herein),  1,000 shares of which are held of record.  Through this Notice,  Steel  hereby  nominates  and notifies you of its intent to nominate  David W. Wright,  Gerald M. Czarnecki and Suzanne M. Hopgood
as nominees (the "Nominees") to be elected to the Del Global Board at the Annual
Meeting.  Steel believes that the Del Global Board is currently composed of four
(4) members.  To the extent there are in excess of four (4) vacancies on the Del
Global  Board to be filled by  election  at the  Annual  Meeting  or Del  Global increases  the size of the Del  Global  Board  above its  existing  size,  Steel reserves  the right to  nominate  additional  nominees  to be elected to the Del
Global Board at the Annual Meeting.  Additional nominations made pursuant to the preceding  sentence  are  without  prejudice  to the  position of Steel that any attempt to  increase  the size of the current Del Global  Board  constitutes  an unlawful manipulation of Del Global's corporate machinery.  If this Notice shall be deemed for any reason by a court of competent  jurisdiction to be ineffective with respect to the nomination of any of the Nominees at the Annual Meeting,  or if any individual  Nominee shall be unable to serve for any reason,  this Notice shall continue to be effective  with respect to the remaining  Nominee(s) and as to any replacement  Nominee(s) selected by Steel. The information concerning the
Nominees required by Article II, Section 13 of the Bylaws is set forth below:

                                        3

     1.   The information  concerning the Nominees required by Regulation 14A of the Securities  Exchange Act of 1934, as amended (the "Exchange  Act")
          is as follows:

            DAVID W. WRIGHT (Age 44) has served  since 1997 as the  President of the general  partner of Henry  Partners,  L.P. and Matthew  Partners,  L.P., two
private  investment  partnerships  that invest in securities of publicly traded, micro cap companies.  The business address of Mr. Wright is c/o Henry Investment
Trust, L.P., 255 South 17th Street,  Suite 2501,  Philadelphia,  PA 19103. As of
the date hereof,  Mr. Wright  beneficially owned 355,298 shares of Common Stock, consisting of 8,000 shares owned  directly by Mr.  Wright,  233,000 shares owned directly by Henry  Partners,  L.P. and 114,298  shares owned directly by Matthew
Partners,  L.P.  Mr.  Wright  is the  President  and  Managing  Member of Canine
Partners,  L.L.C.,  the general partner of Henry Investment Trust, L.P. ("HIT"), which in turn is the general partner of each of Henry Partners, L.P. and Matthew
Partners,  L.P. By virtue of his positions with Henry Partners, L.P. and Matthew
Partners, L.P., Mr. Wright has sole voting and dispositive power with respect to the shares of Common Stock owned by such  entities.  For  information  regarding purchases  and sales of securities  beneficially  owned by Mr. Wright during the past two years, see Exhibit A.

            GERALD M.  CZARNECKI  (Age 63) has served as the  Chairman and Chief
Executive  Officer of The  Deltennium  Corporation,  a  privately  held  holding company  ("Deltennium"),  since November 1995.  Deltennium operates as a holding company  for  various  businesses  of  which  Mr.  Czarnecki  is  the  principal stockholder, including Deltennium Capital, Inc., a venture capital firm focusing on investments in the retailing,  technology and financial services  industries,
The Deltennium Group, the platform for Mr. Czarnecki's management turnaround and seminar business,  Deltennium Clips,  Inc. and Great Clips  Mid-Atlantic,  Inc.,
franchisors  of hair  salons,  and We The People  Mid-Atlantic,  Inc.,  a retail paralegal  document services  business.  Mr. Czarnecki is a frequent speaker and seminar leader on a broad range of corporate  governance  issues. He is a member of the Board of Directors of the National  Association  of Corporate  Directors,
National Capital Area Chapter and is a consultant to Board Governance  Services,
Inc., a third party  provider of advisory  services to boards of directors.  The business  address  of Mr.  Czarnecki  is c/o The  Deltennium  Corporation,  6900
Wisconsin Avenue, Suite #206, Bethesda, MD 20815.

            SUZANNE  M.  HOPGOOD  (Age 53) has  served as the  President  of The
Hopgood Group, LLC, a provider of consulting and interim management  services to the hospitality and real estate industries,  since founding the company in 1985.
From  August  2000 to October  2001,  Ms.  Hopgood  served as  President,  Chief
Executive  Officer and as a director of Houlihan's  Restaurant  Group,  Inc., an operator of full service casual dining  restaurants.  From May 1998 to May 2000,
Ms. Hopgood  served as Chairman of the Board of Furr's  Restaurant  Group,  Inc.
("Furr's"),  an operator of family-style  cafeteria and buffet restaurants.  She also served as Chief  Executive  Officer of Furr's from May 1998 to October 1998 and as a  director  from  May  1996  to May  2000.  Ms.  Hopgood  has  extensive experience in corporate  workouts,  turnarounds  and  restructuring.  She is the
President  of the  National  Association  of  Corporate  Directors,  Connecticut
Chapter.  The business address of Ms. Hopgood is c/o The Hopgood Group,  LLC, 44
Capitol Avenue, Suite 103A, Hartford, CT 06106.

            On January 14, 2003, Steel Partners,  Ltd. ("SPL"),  an affiliate of
Steel,  entered  into a  consulting  agreement  with HIT  whereby  HIT agreed to provide  certain  investment  consulting  services to SPL and to make  available
David W. Wright to perform such services. In consideration of the services to be furnished by HIT,  SPL is required to pay to HIT a fixed  monthly fee of $7,500.
The  agreement  is in  effect  for a term  of six  months  and is  automatically renewable for successive six-month periods unless and until terminated by either party in accordance with its terms.

            On March 20,  2003,  Steel,  WebFinancial  Corporation,  a  Delaware
corporation,  Warren G. Lichtenstein,  Henry Partners,  L.P., a Delaware limited partnership,  Matthew  Partners,  L.P., a Delaware  limited  partnership,  Henry
Investment Trust,  L.P., a Pennsylvania  limited  partnership,  Canine Partners,
L.L.C., a Pennsylvania  limited liability  company,  and David W. Wright entered into a Joint Filing  Agreement  whereby they agreed to file a joint Schedule 13D
(and  amendments  thereto)  with  respect to the Common Stock of Del Global (the
"Joint Filing  Agreement").  On March 21, 2003,  the parties to the Joint Filing
Agreement filed with the Securities and Exchange Commission a joint Schedule 13D
disclosing   that  they  have   formed  a  group  for  the  purpose  of  seeking
representation on the Del Global Board.

                                       4

            On March  26,  2003,  the  parties  to the Joint  Filing  Agreement, together  with Gerald M.  Czarnecki  and Suzanne M. Hopgood  (collectively,  the
"Group") entered into a Joint Filing and Solicitation  Agreement in which, among other  things,  (i) the parties  agreed to the joint filing on behalf of each of them of  statements  on  Schedule  13D with  respect to the Common  Stock of Del
Global,  (ii) the parties agreed to solicit proxies or written  consents for the election of the Nominees,  or any other person(s) nominated by Steel, to the Del
Global  Board at the Annual  Meeting (the  "Solicitation"),  and (iii) Steel and
each of Henry Partners,  L.P. and Matthew Partners,  L.P. (and their affiliates)
agreed to bear all expenses incurred in connection with the Group's  activities, including  approved  expenses  incurred by any of the parties in connection with the  Solicitation,  in amounts to be  mutually  agreed upon by Steel and each of
Henry  Partners,  L.P.  and  Matthew  Partners,  L.P.  (and  their  affiliates);
provided,  however, that in no event shall the expenses borne by Henry Partners,
L.P. and Matthew  Partners,  L.P. (and their  affiliates)  exceed $25,000 in the aggregate.  The Joint Filing and  Solicitation  Agreement is attached  hereto as
Exhibit B and  incorporated  herein by reference  and all  references  contained herein are  qualified  in their  entirety by  reference to such Joint Filing and
Solicitation Agreement.

            Except as set forth in this Notice,  including the Exhibits  hereto, as of the date hereof (i) no Nominee has been convicted in a criminal proceeding
(excluding  traffic  violations or similar  misdemeanors) in the past ten years;
(ii) no Nominee owns any  securities of Del Global,  or any parent or subsidiary of Del  Global,  directly  or  indirectly,  beneficially  or of  record,  or has purchased or sold any  securities of Del Global  within the past two years,  and none of his/her  associates  beneficially  owns,  directly  or  indirectly,  any securities of Del Global; (iii) no Nominee owns any securities of Del Global, or any parent or subsidiary of Del Global, of record but not beneficially;  (iv) no
Nominee is, or was within the past year, a party to any contract  arrangement or understanding  with any person  with  respect to any  securities  of Del Global, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits  or the  giving or  withholding  of  proxies;  (v) no Nominee or his/her associates or any member of his/her immediate family has any (a) employment with
Del  Global  or its  affiliates  or (b) has any  material  interest,  direct  or indirect in any  transaction,  or series of similar  transactions,  to which Del
Global or any of its subsidiaries was, is or will be a party to and in which the amount involved exceeds $60,000.00; (vi) no Nominee or any of his/her associates has any  arrangement or  understanding  with any person pursuant to which he/she was or is to be selected as a director,  nominee or officer of Del Global; (vii)
no Nominee  has any  substantial  interest  in the matters to be acted on at the
Annual  Meeting,  except  his/her  interest in being  nominated and elected as a director; and (viii) no Nominee has been a party to a legal proceeding described in Item 401(f) of Regulation S-K of the Exchange Act in the past five years.

     2.   Each of the  Nominees  has  consented to be named as a nominee in this
          Notice, to be named as a nominee in any proxy statement filed by Steel in connection with the  Solicitation and to serve as a director of Del
          Global if so elected. Such consents are attached hereto as Exhibit C.

     3.   The name and  address  of  Steel,  as we  believe  they  appear on Del
          Global's books, is Steel Partners II, L.P., 150 East 52nd Street, 21st
          Floor, New York, New York 10022.

     4.   As of the date hereof, Steel is the beneficial owner of 903,216 shares of  Common  Stock of Del  Global,  1,000  shares  of which are held of record.

     5.   Steel hereby  represents  that it intends to deliver a proxy statement and form of proxies to a sufficient  number of holders of Del Global's voting shares to elect the Nominees.

            Please  address  any  correspondence  to Steel  Partners  II,  L.P.,
Attention:  Warren  Lichtenstein,  telephone  (212)  813-1500,  facsimile  (212)
813-2198 (with a copy to our counsel,  Olshan  Grundman Frome  Rosenzweig  &
Wolosky  LLP,  505 Park  Avenue,  New York,  New York 10022,  Attention:  Steven
Wolosky, Esq., telephone (212) 753-7200,  facsimile (212) 755-1467).  The giving of this Notice is not an admission that the  procedures for notice  contained in the  Bylaws  are  legal,  valid or  binding,  and  Steel  reserves  the right to challenge their validity. In addition, Steel reserves the right to challenge any effort by Del Global or the Del Global  Board to conduct  the Annual  Meeting on any date other than May 14, 2003.

                                       5

                                              Very truly yours,

                                              STEEL PARTNERS II, L.P.

                                              By:    Steel Partners L.L.C.,
                                                     General Partner

                                              /s/ Warren G. Lichtenstein
                                              ----------------------------------
                                              Warren G. Lichtenstein
                                              Managing Member

                                       6

                                    EXHIBIT A

           TRANSACTIONS IN THE SHARES OF DEL GLOBAL TECHNOLOGIES CORP.
                            DURING THE PAST TWO YEARS

   CLASS                            QUANTITY               PRICE PER                  DATE OF
OF SECURITY                      PURCHASED/(SOLD)           UNIT ($)               PURCHASE/(SALE)
-----------                      ----------------           --------               ---------------

                                        HENRY PARTNERS, L.P.
--------------------------------------------------------------------------------------------------
Common Stock                           137,500                  1.960                  12/20/01

Common Stock                            33,000                  3.070                   3/25/02

Common Stock                            16,500                  3.102                   3/27/02

Common Stock                             3,000                  3.058                   3/28/02

Common Stock                             9,000                  3.317                   4/03/02

Warrants to purchase                    33,000                  1.550                   6/12/02
Common Stock

Common Stock                             4,000                  2.436                   7/25/02

Warrants to purchase                     1,000                  1.280                   7/25/02
Common Stock

Warrants to purchase                     6,000                  1.020                   9/18/02
Common Stock

Common Stock                            22,000                  2.061                  11/06/02

Common Stock                             8,000                  1.943                  11/18/02

Warrants to purchase                   (40,000)                 0.370                 (12/02/02)
Common Stock

                                       MATTHEW PARTNERS, L.P.
--------------------------------------------------------------------------------------------------
Common Stock                            25,000                  1.961                  12/20/01

Common Stock                             2,000                  2.662                   1/17/02

Common Stock                             5,000                  3.105                  3/05/02

Common Stock                             2,500                  3.010                  3/08/02

Common Stock                             2,500                  3.410                  3/20/02

Common Stock                             2,000                  3.362                  3/22/02

Common Stock                             8,000                  3.073                  3/25/02

Common Stock                             4,000                  3.106                  3/27/02

Warrants to purchase                     8,298                  1.550                  6/12/02
Common Stock

Common Stock                             1,000                  2.455                  7/25/02

Warrants to purchase                     4,000                  1.020                  9/18/02
Common Stock

   CLASS                            QUANTITY               PRICE PER                  DATE OF
OF SECURITY                      PURCHASED/(SOLD)           UNIT ($)               PURCHASE/(SALE)
-----------                      ----------------           --------               ---------------
Common Stock                             8,000                  2.063                 11/06/02

Common Stock                             2,000                  1.952                 11/18/02

Warrants to purchase                    40,000                  0.380                 12/02/02
Common Stock

                                          DAVID W. WRIGHT
--------------------------------------------------------------------------------------------------
Common Stock                             1,000                  3.850                  5/29/02

Common Stock                             1,000                  3.850                  5/30/02

Common Stock                             3,000                  3.850                  6/03/02

Common Stock                             5,000                  4.050                  6/04/02

Common Stock                             2,000                  3.950                  6/05/02

Common Stock                             5,000                  3.950                  6/06/02

Common Stock                             5,000                  3.950                  6/07/02

Common Stock                           (14,000)                 3.920                 (2/06/03)

                                    EXHIBIT B

                     JOINT FILING AND SOLICITATION AGREEMENT

            WHEREAS,  certain of the  undersigned  are  stockholders,  direct or beneficial,  of Del Global  Technologies  Corp.,  a New York  corporation  ("Del
Global");

            WHEREAS,  on March 20,  2003,  Steel  Partners  II, L.P., a Delaware
limited partnership ("Steel"), WebFinancial Corporation, a Delaware corporation,
Warren G. Lichtenstein,  Henry Partners,  L.P., a Delaware limited  partnership,
Matthew Partners, L.P., a Delaware limited partnership,  Henry Investment Trust,
L.P.,  a  Pennsylvania   limited   partnership,   Canine  Partners,   L.L.C.,  a
Pennsylvania limited liability company, and David W. Wright entered into a Joint
Filing  Agreement  whereby  they  agreed  to  file a  joint  Schedule  13D  (and amendments  thereto)  with respect to the Common Stock of Del Global (the "Joint
Filing Agreement");

            WHEREAS,  on  March  21,  2003,  the  parties  to the  Joint  Filing
Agreement filed with the Securities and Exchange Commission a joint Schedule 13D
disclosing   that  they  have   formed  a  group  for  the  purpose  of  seeking
representation on the Board of Directors of Del Global;

            WHEREAS,  Steel  intends  to  nominate  David W.  Wright,  Gerald M.
Czarnecki  and  Suzanne  M.  Hopgood as  nominees  to be elected to the Board of
Directors of Del Global at the 2003 annual meeting of stockholders of Del Global scheduled to be held on May 14, 2003, or any other meeting of stockholders  held
in  lieu  thereof,  and  any  adjournments,   postponements,   reschedulings  or
continuations thereof (the "Annual Meeting").

            NOW,  IT IS  AGREED,  this  26th  day of March  2003 by the  parties hereto:

            1. In accordance  with Rule  13d-1(k)(1)(iii)  under the  Securities
Exchange Act of 1934, as amended,  each of the  undersigned  (collectively,  the
"Group")  agrees to the joint filing on behalf of each of them of  statements on
Schedule 13D with respect to the Common Stock of Del Global (the "Shares"). Each
member of the Group shall be responsible  for the accuracy and  completeness  of his/her/its own disclosure therein.

            2. So long as this agreement is in effect,  each of the  undersigned shall provide written notice to Olshan  Grundman Frome  Rosenzweig & Wolosky LLP
("Olshan") of (i) any of their purchases or sales of Shares;  or (ii) any Shares over which they  acquire or dispose of  beneficial  ownership.  Notice  shall be given no later than 24 hours after each such transaction.

            3. Each of the  undersigned  agrees to  solicit  proxies  or written consents for the election of David Wright, Gerald Czarnecki and Suzanne Hopgood,
or any other  person(s)  nominated  by Steel,  to the Board of  Directors of Del
Global at the Annual Meeting.

            4. Steel and each of Henry Partners, L.P. and Matthew Partners, L.P.
(and their affiliates) hereby agrees to bear all expenses incurred in connection with the Group's  activities,  including expenses incurred by any of the parties in a solicitation of proxies or written  consents by the members of the Group in connection  with the Annual  Meeting,  in amounts to be mutually  agreed upon by
Steel and each of Henry  Partners,  L.P. and Matthew  Partners,  L.P. (and their affiliates);  provided,  however,  that in no event shall the expenses  borne by
Henry Partners,  L.P. and Matthew Partners,  L.P. (and their affiliates)  exceed
$25,000 in the aggregate.  Notwithstanding the foregoing, Steel, Henry Partners,
L.P. and Matthew Partners,  L.P. (and their affiliates) shall not be required to reimburse any party for (i)  out-of-pocket  expenses  incurred by a party in the aggregate in excess of $250 without the prior written  approval of Steel,  Henry
Partners,  L.P.  or Matthew  Partners,  L.P.;  (ii) the value of the time of any party;  (iii) legal fees incurred  without the prior written  approval of Steel,
Henry Partners, L.P. and Matthew Partners,  L.P.; or (iv) subject to the proviso in the preceding sentence, the costs of any counsel, other than Olshan, employed in  connection  with any  pending or  threatened  litigation  without  the prior written consent of Steel, Henry Partners, L.P. and Matthew Partners, L.P.

            5. The  relationship  of the  parties  hereto  shall be  limited  to carrying  on the  business  of the  Group in  accordance  with the terms of this
Agreement.  Such  relationship  shall be construed and deemed to be for the sole and limited  purpose of carrying on such business as described  herein.  Nothing herein  shall be  construed  to  authorize  any party to act as an agent for any other party,  or to create a joint venture or  partnership,  or to constitute an indemnification.  Nothing herein shall restrict any party's right to purchase or sell  Shares of Del Global,  as it deems  appropriate,  in its sole  discretion, provided  that  all  such  sales  are made in  compliance  with  all  applicable securities laws.

            6. This  Agreement  may be executed in  counterparts,  each of which shall be deemed an original and all of which,  taken together,  shall constitute but one and the same  instrument,  which may be  sufficiently  evidenced  by one counterpart.

            7. In the event of any dispute arising out of the provisions of this
Agreement,  the parties hereto consent and submit to the exclusive  jurisdiction of the Federal and State Courts in the State of New York.

            8. Any  party  hereto  may  terminate  his  obligations  under  this agreement at any time on 24 hours' written  notice to all other parties,  with a copy by fax to Steven Wolosky at Olshan, Fax No. (212) 755-1467.

            9. Each party acknowledges that Olshan shall act as counsel for both the Group and Steel.

                                        2

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                            STEEL PARTNERS II, L.P.

                                            By:         Steel Partners, L.L.C.
                                                        General Partner

                                            By:  /s/    Warren G. Lichtenstein
                                                --------------------------------
                                                Name:   Warren G. Lichtenstein
                                                Title:  Managing Member

                                            /s/ Warren G. Lichtenstein
                                            ------------------------------------
                                            WARREN G. LICHTENSTEIN

                                            WEBFINANCIAL CORPORATION

                                            By: /s/ Warren G. Lichtenstein
                                               ---------------------------------
                                               Name:   Warren G. Lichtenstein
                                               Title:  President & Chief
                                                       Executive Officer

                                            HENRY PARTNERS, L.P.

                                            By:     Henry Investment Trust, L.P.
                                                    General Partner

                                            By:     Canine Partners, L.L.C.
                                                    General Partner

                                            By:  /s/  David W. Wright
                                                --------------------------------
                                                Name:  David W. Wright
                                                Title: President

                                        3

                                            MATTHEW PARTNERS, L.P.

                                            By:    Henry Investment Trust, L.P.
                                                   General Partner

                                            By:    Canine Partners, L.L.C.
                                                   General Partner

                                            By:  /s/  David W. Wright
                                               ---------------------------------
                                               Name:  David W. Wright
                                               Title: President

                                            HENRY INVESTMENT TRUST, L.P.

                                            By:    Canine Partners, L.L.C.
                                                   General Partner

                                            By: /s/   David W. Wright
                                               ---------------------------------
                                               Name:  David W. Wright
                                               Title: President

                                            CANINE PARTNERS, L.L.C.

                                            By:  /s/ David W. Wright
                                               ---------------------------------
                                               Name:  David W. Wright
                                               Title: President

                                            /s/ David W. Wright
                                            ------------------------------------
                                            DAVID W. WRIGHT

                                            /s/ Gerald M. Czarnecki
                                            ------------------------------------
                                            GERALD M. CZARNECKI

                                            /s/ Suzanne M. Hopgood
                                            ------------------------------------
                                            SUZANNE M. HOPGOOD

                                        4

                                    EXHIBIT C

                                NOMINEE CONSENTS

                                 DAVID W. WRIGHT
                        C/O HENRY INVESTMENT TRUST, L.P.
                        255 SOUTH 17TH STREET, SUITE 2501
                             PHILADELPHIA, PA 19103

                                                                  March 26, 2003

Attention: Corporate Secretary
Del Global Technologies Corp.
One Commerce Park
Valhalla, NY  10595

Gentlemen:

            You are hereby notified that the  undersigned  consents to (i) being named as a nominee in the notice  provided by Steel Partners II, L.P.  ("Steel")
of its  intention  to  nominate  the  undersigned  as a  director  of Del Global
Technologies  Corp.  ("Del Global") at the 2003 annual  meeting of  stockholders scheduled to be held on May 14, 2003, or any other meeting of stockholders  held
in  lieu  thereof,  and  any  adjournments,   postponements,   reschedulings  or
continuations  thereof  (the  "Meeting"),  (ii) being  named as a nominee in any proxy statement filed by Steel in connection with the solicitation of proxies or written  consents for  election of the  undersigned  at the  Meeting,  and (iii)
serving as a director of Del Global if elected at the Meeting.

                                            Very truly yours,

                                            /s/ David W. Wright
                                            ------------------------------------
                                            David W. Wright

                               GERALD M. CZARNECKI
                         C/O THE DELTENNIUM CORPORATION
                        6900 WISCONSIN AVENUE, SUITE #206
                               BETHESDA, MD 20815

                                                                  March 26, 2003

Attention: Corporate Secretary
Del Global Technologies Corp.
One Commerce Park
Valhalla, NY  10595

Gentlemen:

            You are hereby notified that the  undersigned  consents to (i) being named as a nominee in the notice  provided by Steel Partners II, L.P.  ("Steel")
of its  intention  to  nominate  the  undersigned  as a  director  of Del Global
Technologies  Corp.  ("Del Global") at the 2003 annual  meeting of  stockholders scheduled to be held on May 14, 2003, or any other meeting of stockholders  held
in  lieu  thereof,  and  any  adjournments,   postponements,   reschedulings  or
continuations  thereof  (the  "Meeting"),  (ii) being  named as a nominee in any proxy statement filed by Steel in connection with the solicitation of proxies or written  consents for  election of the  undersigned  at the  Meeting,  and (iii)
serving as a director of Del Global if elected at the Meeting.

                                            Very truly yours,

                                            /s/ Gerald M. Czarnecki
                                            ------------------------------------
                                            Gerald M. Czarnecki

                               SUZANNE M. HOPGOOD
                           C/O THE HOPGOOD GROUP, LLC
                          44 CAPITOL AVENUE, SUITE 103A
                               HARTFORD, CT 06106

                                                                  March 26, 2003

Attention: Corporate Secretary
Del Global Technologies Corp.
One Commerce Park
Valhalla, NY  10595

Gentlemen:

            You are hereby notified that the  undersigned  consents to (i) being named as a nominee in the notice  provided by Steel Partners II, L.P.  ("Steel")
of its  intention  to  nominate  the  undersigned  as a  director  of Del Global
Technologies  Corp.  ("Del Global") at the 2003 annual  meeting of  stockholders scheduled to be held on May 14, 2003, or any other meeting of stockholders  held
in  lieu  thereof,  and  any  adjournments,   postponements,   reschedulings  or
continuations  thereof  (the  "Meeting"),  (ii) being  named as a nominee in any proxy statement filed by Steel in connection with the solicitation of proxies or written  consents for  election of the  undersigned  at the  Meeting,  and (iii)
serving as a director of Del Global if elected at the Meeting.

                                            Very truly yours,

                                            /s/ Suzanne M. Hopgood
                                            ------------------------------------
                                            Suzanne M. Hopgood

                            SUPPLEMENTAL INFORMATION

            Steel  intends to make a  preliminary  filing  with the SEC of proxy materials  to be used to solicit  votes for the  election of its nominees at the
Annual Meeting.

            STEEL STRONGLY  ADVISES ALL  STOCKHOLDERS OF THE COMPANY TO READ THE
PROXY  STATEMENT  WHEN  IT  IS  AVAILABLE  BECAUSE  IT  WILL  CONTAIN  IMPORTANT
INFORMATION.  SUCH PROXY  STATEMENT  WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S
WEB SITE AT HTTP://WWW.SEC.GOV.

            The participants in any solicitation  that may be represented by the above letter and in the anticipated proxy  solicitation are Steel,  WebFinancial
Corporation  ("WebFinancial"),  Warren G.  Lichtenstein,  Henry  Partners,  L.P.
("Henry  Partners"),   Matthew  Partners,   L.P.  ("Matthew  Partners"),   Henry
Investment Trust, L.P. ("HIT"),  Canine Partners,  L.L.C.  ("Canine"),  David W.
Wright, Gerald M. Czarnecki and Suzanne M. Hopgood.

            Steel is the  beneficial  owner of 903,216 shares of Common Stock of the Company.  As the sole executive  officer and managing  member of the general partner of Steel,  Warren G.  Lichtenstein may be deemed to beneficially own the shares of Common Stock of the Company owned by Steel.

            WebFinancial Corporation is the beneficial owner of 28,646 shares of
Common Stock of the Company. Mr. Lichtenstein is the President,  Chief Executive
Officer and a director of WebFinancial.  Mr. Lichtenstein  disclaims  beneficial ownership of the shares of Common Stock of the Company owned by WebFinancial.

            Henry Partners is the  beneficial  owner of 233,000 shares of Common
Stock of the Company. Matthew Partners is the beneficial owner of 114,298 shares of Common Stock of the Company.

            HIT, as the general  partner of each of Henry  Partners  and Matthew
Partners,  may be deemed to  beneficially  own the 233,000 shares owned by Henry
Partners and the 114,298 shares owned by Matthew Partners.

            Canine,  as the general partner of HIT, which in turn is the general partner  of each of Henry  Partners  and  Matthew  Partners,  may be  deemed  to beneficially  own the 233,000  shares  owned by Henry  Partners  and the 114,298 shares owned by Matthew Partners.

            Mr. Wright, as the President of Canine,  the general partner of HIT, which in turn is the  general  partner  of each of Henry  Partners  and  Matthew
Partners,  may be deemed to  beneficially  own the 233,000 shares owned by Henry
Partners and the 114,298  shares  owned by Matthew  Partners.  In addition,  Mr.
Wright owns directly 8,000 shares of Common Stock of the Company.

            Additional  information  regarding  Steel,  WebFinancial,  Warren G.
Lichtenstein,  Henry Partners,  Matthew Partners,  HIT, Canine, David W. Wright,
Gerald M. Czarnecki and Suzanne M. Hopgood is included in their Schedule 13D, as amended, dated March 26, 2003 and jointly filed with the SEC.